UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2010

ALBEMARLE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-12658	54-1692118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

451 Florida Street, Baton Rouge, Louisiana 70801

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (225) 388-8011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 7, 2010, Albemarle Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) among the Company, J.P.Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as representatives of the several underwriters listed in Schedule 1 thereto (the “Underwriters”), pursuant to which the Company agreed to sell $350,000,000 aggregate principal amount of 4.50% Notes due December 15, 2020 (the “Notes”) to the Underwriters at a price equal to 98.451 % of the principal amount thereof plus accrued interest. The Notes were offered at a public offering price of 99.101% of the principal amount thereof plus accrued interest, resulting in an underwriting discount of 0.65%. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties.

The estimated net proceeds to the Company from the offering of the Notes is approximately $343.9 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company will use the net proceeds from this offering to repay indebtedness outstanding under the Company’s revolving credit facility and to fund pension related obligations. Certain affiliates of the underwriters are lenders under the revolving credit facility.

The terms of the Notes are governed by an Indenture, dated as of January 20, 2005 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York), as Trustee (the “Trustee”), as supplemented and modified by the Second Supplemental Indenture, dated as of December 10, 2010, (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The Notes bear interest at a rate of 4.50% per year payable semi-annually in arrears on June 15th and December 15th of each year, commencing on June 15, 2011. The Company may redeem some or all of the Notes at any time or from time to time, on terms and at redemption prices as described in the Indenture. In addition, in the event of a Change of Control Triggering Event (as defined in the Indenture), the Company will be required to offer to repurchase the notes at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest to the repurchase date.

The Indenture contains customary provisions for events of default including for (i) a failure to pay principal or interest when due and payable, (ii) a failure to comply with covenants or agreements in the Indenture or the Notes and failure to cure or obtain a waiver of any such default upon notice, (iii) a default in the performance, or breach, of any covenant that is not cured within 60 days after receipt by the Company of notice of the default by the trustee or holders of not less than 25% in aggregate principal amount of the notes then outstanding, (iv) a default by the Company or any of its Significant Subsidiaries (as defined in the Indenture) under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced indebtedness in an aggregate amount greater than $40.0 million which default is caused by a failure to pay principal, interest or premium within any applicable grace period, or results in acceleration of the maturity of such debt, and (v) events of bankruptcy, insolvency or reorganization affecting the Company or any of its Significant Subsidiaries. In the case of an event of default, the principal amount of the Notes plus accrued and unpaid interest may be accelerated. The Indenture also contains covenants limiting the ability of the Company and its subsidiaries to incur debt secured by liens and to enter into sale and lease back transactions.

The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to the Company’s automatic shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on December 7, 2010 (File No. 333-171014, the “Registration Statement”).

The foregoing description of the Underwriting Agreement, Base Indenture, Second Supplemental Indenture and Notes are qualified in their entirety by the Underwriting Agreement, Base Indenture, Second Supplemental Indenture and form of Note, respectively, which are incorporated herein by reference and are attached hereto as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively. The agreements included as exhibits to this Form 8-K (including the exhibits to such agreements), which are being filed to provide investors with information regarding their terms, contain various representations, warranties and covenants of, among others, the Company. They are not intended to provide any factual information about any of the parties thereto or any subsidiaries of the parties thereto. The representations, warranties and covenants were made for purposes of each of the agreements, solely for the benefit of the parties thereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 with respect to the Company’s issuance of the Notes is incorporated by reference herein.

Item 8.01.	Other Events.

A copy of the Company’s press release announcing the closing of the offering of the Notes is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The exhibits listed in the following index relate to an offering under the Registration Statement and each is filed herewith for incorporation by reference in such Registration Statement.

(d)	Exhibits.

1.1	Underwriting Agreement, dated December 7, 2010, by and among Albemarle Corporation, J.P.Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as Representatives of the several Underwriters listed in Schedule 1 thereto.

4.1	Indenture, dated as of January 20, 2005, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York), as Trustee filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K (No. 1-12658) filed on January 20, 2005, and incorporated herein by reference.

4.2	Second Supplemental Indenture, dated as of December 10, 2010, between Albemarle Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	Specimen Certificate of 4.50% Note due 2020.

99.1	Press Release, dated December 10, 2010, issued by Albemarle Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBEMARLE CORPORATION

Date: December 10, 2010	By:	/s/ Nicole C. Daniel
Name: Nicole C. Daniel
Title: Assistant General Counsel

EXHIBIT INDEX

1.1	Underwriting Agreement, dated December 7, 2010, by and among Albemarle Corporation, J.P.Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as Representatives of the several Underwriters listed in Schedule 1 thereto.

4.1	Indenture, dated as of January 20, 2005, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York), as Trustee filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K (No. 1-12658) filed on January 20, 2005, and incorporated herein by reference.

4.2	Second Supplemental Indenture, dated as of December 10, 2010, between Albemarle Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	Specimen Certificate of 4.50% Note due 2020.

99.1	Press Release, dated December 10, 2010, issued by Albemarle Corporation.